Summary Prospectus May 26, 2011

Laudus Mondrian Institutional Emerging Markets Fund

Ticker Symbol: LIEMX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.laudus.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus dated July 29, 2010 and SAI dated July 29, 2010, as supplemented January 24, 2011, March 18, 2011 and May 26, 2011, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective
The fund seeks long-term capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)
Management fees	1.00
Distribution (12b-1) fees	None
Other expenses	6.56

Total annual fund operating expenses	7.56
Less expense reduction	(6.29)

Total annual fund operating expenses after expense reduction[1]	1.27

[1]	The investment adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the fund to 1.27% until at least July 30, 2020. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$129	$403	$697	$1,534

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal investment strategies
The fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser. Normally, the fund will invest primarily in common stocks. The fund may also purchase other investment funds, including, but not limited to, registered funds, including exchange-traded funds (ETFs). The fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The subadviser currently defines companies with large market capitalizations generally, as those with market capitalizations of $3.5 billion or more at the time of purchase. This level is subject to market movements and is regularly reviewed by the subadviser. The fund is considered “non-diversified”, which means that it may invest in the securities of relatively few issuers. Typically, the fund invests in securities of approximately 30-40 companies.

Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for

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investment purposes) in the securities of emerging markets issuers.

The subadviser’s approach in selecting investments for the fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the fund, the subadviser identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The subadviser conducts fundamental research on a global basis in order to identify securities that, in the subadviser’s opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The subadviser’s general management strategy emphasizes long-term holding of securities, although securities may be sold in the subadviser’s discretion without regard to the length of time they have been held.

The fund considers an “emerging country” to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index. Although this is not an exclusive list, the subadviser considers an emerging country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country.

The fund may invest in securities issued in any currency and may hold foreign currency. The fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. The fund may invest in derivative instruments, principally futures contracts. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income.

The fund may buy and sell portfolio securities actively. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management risk. As with all actively managed funds, the strategies of the fund’s subadviser may not achieve their desired results. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

Non-diversification risk. The fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities of a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging market risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

Derivatives risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of

Summary Prospectus May 26, 2011	2 of 4	Laudus Mondrian Institutional Emerging Markets Fund

assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities lending risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Exchange traded fund (ETF) risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

Liquidity risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows the fund’s investment results for the prior year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.laudus.com/prospectus.

 Annual total returns (%) as of 12/31

Best quarter: 31.55% Q2 2009
Worst quarter: (0.00%) Q1 2009
Year-to-date performance (non-annualized and pre-tax) as of 6/30/2010: (6.97%)

 Average annual total returns (%) as of 12/31/09

		Since
		Inception
	1 year	(4/25/08)
Before taxes	68.44%	(6.19%	)
After taxes on distributions	68.23%	(6.41%	)
After taxes on distributions and sale of shares	45.56%	(5.18%	)
Comparative Index (reflects no deduction for expenses or taxes)
MSCI Emerging Markets Index (Net)	78.51%	(7.97%	)

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Portfolio managers
Andrew Miller, Senior Portfolio Manager-Global Emerging Markets Team of the subadviser, has been a portfolio manager of the fund since its inception.

Ginny Chong, Senior Portfolio Manager-Global Emerging Markets Team of the subadviser, has been a portfolio manager of the fund since its inception.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. The minimum initial investment for the fund is $1,000,000. There is no minimum subsequent investment. The fund may waive the minimum initial investment for certain investors.

You may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Investors must contact the transfer agent by phone or in writing to obtain an account application. Investors may contact the transfer agent:

•	by telephone at 1-866-452-8387; or

•	by mail in writing at Boston Financial Data Services, Attn: Laudus Funds, P.O. Box 8032, Boston, MA 02266.

When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Laudus Mondrian Institutional Emerging Markets Fund; Ticker Symbol:  LIEMX

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